UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): February 14, 2005
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



        Pennsylvania                      1-11152                 23-1882087
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


781 Third Avenue, King of Prussia, Pennsylvania                   19406-1409
     (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events.

On February 14, 2005, the Tribunal presiding over the arbitration proceeding between InterDigital Communications Corporation and its wholly-owned subsidiary InterDigital Technology Corporation (ITC), and Nokia Corporation (Nokia), notified the parties that the International Court of Arbitration of the International Chamber of Commerce (ICC) has set May 31, 2005 as the last date for rendering a Final Award. The Company anticipates a decision by the ICC on or before that date absent an earlier resolution by the parties. The arbitration relates to Nokia's royalty obligations on its worldwide sales of 2G GSM/TDMA and 2.5G GSM/GPRS/EDGE products under its existing patent license agreement with ITC.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERDIGITAL COMMUNICATIONS CORPORATION


                                        By: /s/ Lawrence F. Shay
                                            ------------------------------
                                             Lawrence F. Shay
                                             General Counsel



Date:    February 17, 2005